Exhibit (n)(2)

                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference of our firm under the captions "Financial Highlights" and "experts" and the incorporation by reference to our report dated February 10, 1998 in this Registration Statement of Royce Value Trust, Inc. (Form N-2 No. 333-102349).




                                                          ERNST & YOUNG LLP

                                                       /s/ ERNST & YOUNG LLP


New York, New York
January 27, 2003